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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K A
                 AMENDMENT NO. 1 TO CURRENT REPORT ON FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                                 May 31, 1996
               Date of Report (Date of earliest event reported)



                      INTELLIQUEST INFORMATION GROUP, INC.
             (Exact name of registrant as specified in its charter)




       Delaware                       0-27680                   74-2775377
       --------                       -------                   ----------
(State or other jurisdiction  (Commission file number)       (I.R.S. Employer
of incorporation)                                         Identification Number)



                         1250 Capital of Texas Highway
                            Building Two, Plaza One
                                Austin, TX 78746
          (Address of principal executive offices, including zip code)

                                 (512)329-0808
              (Registrant's telephone number, including area code)

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The undersigned Registrant hereby amends Item 7 of its Current Report on Form 8-
K dated 5/31/96 by filing Exhibits 4.1 and 4.2 to that Current Report. Item 7, as amended, appears below in its entirety:

1.   Item 7    Financial Statements and Exhibits.
               (a)  Financial statements of business acquired.
                    Audited financial statements of Pipeline
                    Communications, Inc. ("Pipeline") are filed as Exhibit 4.1 hereto and are incorporated herein by reference.
               (b)  Pro forma financial information.
                    The pro forma financial information required by this Item is filed as Exhibit 4.2 hereto and is incorporated herein by reference.
               (c)  Exhibits
                    2.1   *Agreement and Plan of Reorganization dated May 30,
                          1996
                    4.2 Audited financial statements of Pipeline Communications, Inc.
                    4.3   Pro forma financial information


                          -------------------------------
                          *Previously filed

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned duly authorized.

                                  IntelliQuest Information Group, Inc.
                                  (Registrant)


                                  By:  /s/  James Schellhase
                                       -------------------------
                                       James Schellhase
                                       Chief Financial Officer

Date: August 14, 1996

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                                 EXHIBIT INDEX


Number in Exhibit Table        Exhibit

2.1*                            Agreement and Plan of Reorganization dated
                                May 30, 1996
4.1                             Audited financial statements of Pipeline
                                Communications, Inc.
4.2                             Pro forma financial information
- - - - - - - - - - - - - - -

* Previously filed

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